UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

--------------------------------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  March 1, 2007
                     --------------------------------------
                Date of Report (Date of Earliest Event Reported)

                                   ITRON, INC.
     ----------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


          Washington                     000-22418              91-1011792
-------------------------------  ------------------------- --------------------
 (State or Other Jurisdiction      (Commission File No.)      (IRS Employer
       of Incorporation)                                    Identification No.)


                   2111 N. Molter Road, Liberty Lake, WA 99019
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices, Zip Code)

                                 (509) 924-9900
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 3.02     Unregistered Sales of Equity Securities.

On March 1, 2007, Itron, Inc. issued 4,086,958 million shares of its common stock, no par value, to certain institutional investors pursuant to a securities purchase agreement dated February 25, 2007, for an aggregate purchase price of $235.0 million, or $57.50 per share, which represents a 5% discount from the five-day average share closing price during the week of February 12, 2007 of $60.52. Net proceeds were $225.3 million.

The common shares were sold pursuant to an exception from registration afforded by Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D promulgated thereunder.

Item 7.01     Regulation FD Disclosure.

In connection with the issuance described in Item 3.02 above, the Company issued a press release on March 1, 2007, a copy of which is attached as Exhibit 99.1.


Item 9.01     Financial Statements and Exhibits.

     (d)      Exhibits.

The following exhibit is filed as part of this report:

Exhibit
Number      Description
-------     --------------------------------------------------------------------

99.1        Press Release dated March 1, 2007.



The information presented in this Current Report on Form 8-K may contain forward-looking statements and certain assumptions upon which such forward-looking statements are in part based. Numerous important factors, including those factors identified in Itron, Inc.'s Annual Report on Form 10-K and other of the Company's filings with the Securities and Exchange Commission, and the fact that the assumptions set forth in this Current Report on Form 8-K could prove incorrect, could cause actual results to differ materially from those contained in such forward-looking statements.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                  ITRON, INC.

Dated:  March 1, 2007             By: /s/ Steven M. Helmbrecht
                                  ----------------------------------------------
                                  Steven M. Helmbrecht
                                  Sr. Vice President and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number      Description
-------     --------------------------------------------------------------------

99.1        Press Release dated March 1, 2007.